Exhibit 21.1
SUBSIDIARIES OF
PROLOGIS ET. AL.

Jurisdiction of
Name of Entity	Organization

Entities that engage in real estate operation and development:
ProLogis Development Services Incorporated	Delaware
ProLogis-DS Mexico Incorporated	Maryland
PLDS de Mexico S.A. de C.V.	Mexico
ProLogis Mexico Trust	Maryland
ProLogis-Monterrey(1) LLC and ProLogis Monterrey(2) LLC and one foreign subsidiary	Delaware
ProLogis-Monterrey(5) LLC and one foreign subsidiary	Delaware
ProLogis-Juarez(1) LLC and one foreign subsidiary	Delaware
ProLogis-Juarez(2) LLC and one foreign subsidiary	Delaware
ProLogis-Juarez(3) LLC and one foreign subsidiary	Delaware
ProLogis-Juarez(6) LLC and one foreign subsidiary	Delaware
ProLogis-Reynosa(1) LLC and one foreign subsidiary	Delaware
ProLogis-Reynosa(2) LLC and one foreign subsidiary	Delaware
ProLogis-Reynosa(3) LLC and one foreign subsidiary	Delaware
ProLogis-Reynosa(6) LLC and one foreign subsidiary	Delaware
ProLogis-Reynosa(7) LLC and one foreign subsidiary	Delaware
ProLogis-Reynosa(9) LLC and one foreign subsidiary	Delaware
ProLogis-Tijuana(6) LLC and one foreign subsidiary	Delaware
ProLogis Macquarie Florida III LLC	Delaware
ProLogis Macquarie Florida IV LLC	Delaware
ProLogis Kansas City(1) Incorporated	Delaware
ProLogis Mesquite LLC	Delaware
ProLogis Houston Holdings Incorporated	Delaware
Meridian Realty Partners, LP	Delaware
Meridian-Penn, Incorporated and one subsidiary	California
MDN/ JSC II Limited Partnership	California
ProLogis Limited Partnership I	Delaware
ProLogis Limited Partnership II and one subsidiary	Delaware
ProLogis Limited Partnership III	Delaware
ProLogis Limited Partnership IV	Delaware
ProLogis-IV, Inc.	Delaware
ProLogis-North Carolina(1) Incorporated	Delaware
ProLogis-North Carolina(2) Incorporated	Maryland
ProLogis-North Carolina(3) Incorporated	Delaware
ProLogis-North Carolina Limited Partnership	Delaware
ProLogis Billabong Trust	Maryland
ProLogis Billabong GP Trust	Delaware
ProLogis Billabong I GP LLC	Delaware
ProLogis Billabong II GP Trust	Maryland
ProLogis Billabong II GP LLC	Delaware
ProLogis Billabong III GP Trust	Maryland

Jurisdiction of
Name of Entity	Organization

ProLogis Billabong III GP LLC	Delaware
ProLogis NAPF I LLC	Delaware
ProLogis Fraser GP LLC	Delaware
ProLogis Fraser L.P. and twenty-four subsidiaries	Delaware
Palmtree Acquisition Corporation and seventy-eight subsidiaries	Delaware
ProLogis Logistics Services Incorporated and three subsidiaries	Delaware
TCL Holdings S.A. and four foreign subsidiaries	Luxembourg
CSI/ Frigo LLC	Delaware
International Industrial Investments Incorporated	Maryland
PLD International Incorporated and twenty-four foreign subsidiaries	Delaware
ProLogis Finance Sarl and six foreign subsidiaries	Luxembourg
ProLogis Developments Holding Sarl and two hundred and fourteen foreign subsidiaries	Luxembourg
ProLogis France Developments Incorporated and fifty-five foreign subsidiaries	Delaware
ProLogis UK Developments Sarl	Luxembourg
ProLogis UK Holdings S.A. and one hundred and fourteen foreign subsidiaries	Luxembourg
ProLogis Russia Incorporated and four foreign subsidiaries	Delaware
ProLogis Canada Incorporated	Delaware
ProLogis Canada Development Incorporated and twenty-two foreign subsidiaries	Delaware
ProLogis Japan Incorporated and sixty-five foreign subsidiaries	Delaware
ProLogis Japan Investment(1) Incorporated	Delaware
ProLogis Japan Investment(2) Incorporated	Delaware
ProLogis Japan Holdings LLC	Delaware
ProLogis Japan Finance Incorporated and one foreign subsidiary	Delaware
ProLogis Korean Development Incorporated and seven foreign subsidiaries	Delaware
Korea Investments(1) Incorporated	Delaware
Korea Investments(2) Incorporated	Delaware
ProLogis Singapore Investments Incorporated and four foreign subsidiaries	Delaware
ProLogis China Development Incorporated and ownership interests of 50% to 100% in fifty-four foreign subsidiaries countries	Delaware
ProLogis California I LLC (50% ownership)	Delaware
ProLogis North American Properties Fund I LLC (41.3% ownership)	Delaware
ProLogis-Macquarie Fund (11.3% ownership)	Delaware
Allagash Property Trust (20% ownership)	Maryland
Brazos Property Trust (20% ownership)	Maryland
Cimmaron Property Trust (20% ownership)	Maryland
Deerfield Property Trust (20% ownership)	Maryland
Elkhorn Property Trust (20% ownership)	Maryland
KPJV LLP (20% ownership)	Delaware
ProLogis European Properties Fund (21% ownership)	Luxembourg
PLD/ RECO Japan TMK Property Trust (20% ownership)	Japan
ProLogis Japan Property Trust (20% ownership)	Japan
New Orleans International Hotel (approximately 16% ownership)	Louisiana
New Orleans Rivercenter (approximately 39% ownership)	Louisiana
International Rivercenter (approximately 25% ownership)	Louisiana
Parkway Company LLC (50% ownership)	Delaware

Jurisdiction of
Name of Entity	Organization

Serrano Associates LLC (50% ownership)	Delaware
SAMS Venture LLC (50% ownership)	Delaware
Bergstrom Partners LP (50% ownership)	Delaware
Torrance Investment Company (approximately 67% ownership)	Delaware

Entities that engage in providing management services:
ProLogis Management Incorporated	Delaware
ProLogis Colorado Management LLC	Colorado
ProLogis Capital Management Incorporated	Delaware
Keystone Realty Services Incorporated	Pennsylvania
ProLogis Macquarie Management LLC	Delaware
ProLogis de Mexico S.A. de C.V.	Mexico
ProLogis Canada Management Holding Incorporated and one foreign subsidiary	Delaware
ProLogis Japan Management Incorporated and two foreign subsidiaries	Delaware
ProLogis China Management Holding Sarl and one foreign subsidiary	Barbados
ProLogis Korean Management LLC	Korea
ProLogis Services Sarl and one foreign subsidiary	Luxembourg
ProLogis Management Sarl	Luxembourg
ProLogis Directorship BV	Netherlands
ProLogis Directorship II BV	Netherlands
ProLogis Directorship Sarl	Luxembourg
ProLogis B.V. and nineteen foreign subsidiaries	Netherlands
ProLogis China Management Holding Sarl and one foreign subsidiary	Barbados
Macquarie-ProLogis Management LLC (50% ownership)	Delaware

Other entities:
Solution Insurance Ltd.	Bermuda